Exhibit 10.5

FIRST AMENDMENT TO LEASE

FC 40 LANDSDOWNE, INC.

To

MILLENNIUM PHARMACEUTICALS, INC.

40 Landsdowne Street

Cambridge, MA

This First Amendment to Lease is entered into as of the 5th day of November, 2001 between FC 40 LANDSDOWNE, INC. (“Landlord”) and MILLENNIUM PHARMACEUTICALS, INC. (“Tenant”).

Reference is made to that certain lease (the “Lease”) dated August 4, 2000 between Landlord and Tenant with respect to the land and improvements thereon known as 40 Landsdowne Street, Cambridge, Massachusetts, more particularly described on Exhibit B to the Lease. All capitalized terms used herein and not otherwise defined shall have the definitions set forth in the Lease.

WHEREAS, attached to the Lease as Schedule C-4 is the Project Schedule.

WHEREAS, the Lease provides that Tenant has the right, by written notice to Landlord, to advance the dates set forth in the Project Schedule, and Tenant has in fact exercised such right.

WHEREAS, in Exhibit A to the Lease, the term “Annual Fixed Rent for the Initial Term” is established as a sum of dollars per rentable square foot, which could potentially have been adjusted in accordance with Exhibit A-1 to the Lease, but it is now possible to establish that such adjustment will not be appropriate.

WHEREAS, in Exhibit A to the Lease, a formula for determining “Landlord’s TI Allowance,” “Landlord’s Base Systems Allowance,” and “MEP Design Allowance” is set forth, and it is provided that the same may be adjusted by formula set forth in Exhibit A-1 to the Lease, but it is now possible to establish these amounts with finality (subject only to the caveat set forth below in connection with the “Landlord’s TI Allowance”).

WHEREAS, the Lease provides for a “TI Security Deposit” and “Tenant Work L/C”, as defined by formula on Exhibit A to the Lease, and it is now possible to establish these amounts with finality.

WHEREAS, the Building has been granted the benefit of that certain easement for building and overhang (the “Building and Overhang Easement”), dated on or about the date hereof, given by MIT to Landlord, and recorded with the local land records contemporaneously with the recordation of the Notice of Lease pertaining to this Lease, as amended hereby, and Tenant has been requested to make certain acknowledgements and covenants with respect thereto.

WHEREAS, Landlord and Tenant have agreed to confirm, clarify and/or modify certain provisions of the Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agrees to modify the Lease as follows:

1.                                       Pursuant to Section 2.1 of the Lease, the parties have finally determined, and hereby confirm, that the rentable square feet of floor area of the Premises as 214,638 square feet.

2.                                       Exhibit A to the Lease is hereby modified so that the applicable Basic Lease Terms set forth therein shall the meanings set forth below:

Annual Fixed Rent	Lease Years One (1) through Five (5):
for the Initial Term:	$8,306,490.60.

Lease Years Six (6) through (11):
$8,843,089.89.

Lease Years Twelve (12) through Seventeen (17):
$9,379,865.45.

TI Security Deposit:	$5,646,831

Tenant Work L/C:	$11,291,389

Landlord’s Base	$11,291,389
Systems Allowance

Landlord’s TI:	$10,225,650 (1)
Allowance:

MEP Design	$197,696
Allowance:

(1) It is agreed that this amount shall be reduced by a credit, to be negotiated by Landlord and Tenant, to account for certain costs associated with Leasehold Improvements, that were originally contemplated to be performed by Tenant, but which are now contemplated to be performed by Landlord, but which in any event were contemplated to be paid for out of “Landlord’s TI Allowance.”

3.                                       Schedule C-4 to the Work Letter is hereby deleted in its entirety and replaced with Schedule C-4 attached hereto.

4.                                       Tenant acknowledges and agrees that the Land is benefited by the Building and Overhang Easement, that such Building and Overhang Easement contains certain covenants binding upon Landlord as more particularly set forth in paragraph 3 thereof, and that Tenant covenants and agrees that the aforesaid covenants shall hereinafter be binding upon Tenant and anyone claiming by, through and under Tenant.

Except as modified hereby, the Lease is hereby ratified and confirmed in all respects.

LANDLORD:

FC 40 LANDSDOWNE, INC.

By:	/s/ GAYLE B. FARRIS
Gayle B. Farris
Vice President

TENANT:

MILLENNIUM PHARMACEUTICALS, INC.

By:	/s/ KEVIN STARR
Kevin Starr
Chief Financial Officer